SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):         September 29, 1999


                         BAUSCH & LOMB INCORPORATED

           (Exact name of registrant as specified in its charter)


New York                           1-4105                         16-0345235
(State or other jurisdiction of    (Commission                 (IRS Employer
incorporation or organization)     File Number)          Identification No.)


One Bausch & Lomb Place, Rochester NY                             14604-2701
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (716) 338-6000



                                Inapplicable
           (Former name or address, if changed since last report)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Disposal of Remainder of Healthcare Segment
(dollar amounts in millions)


On September 29, 1999, Bausch & Lomb Incorporated ("the company") completed the sale of Charles River Laboratories (CRL), its research laboratory animal and services business, to DLJ Merchant Banking Partners II, L.P., an affiliate of the investment banking firm of Donaldson, Lufkin & Jenrette, for approximately $400 in cash and $43 in promissory notes pursuant to a Recapitalization Agreement dated July 25, 1999 (the "Agreement"). Pursuant to the Agreement, the company retained a 12.5% equity interest in CRL. A copy of the Agreement is attached hereto in Exhibit 2(a). Directors of the surviving CRL business after the sale, Charles River Laboratories Holdings Inc., and Charles River Laboratories Inc., include William H. Waltrip, a director of the company, and Stephen C. McCluski, Senior Vice President and Chief Financial Officer of the company.

On August 30, 1999 the company completed the sale of its Miracle-Ear hearing aid business to Amplifon S.p.A., a privately held Italian company. Its skin care business was divested in 1998 while the oral care and dental implant businesses were sold in 1996. These businesses, together with CRL, comprised the company's healthcare segment.

CRL accounted for over 75% of the company's healthcare segment, and its disposition constitutes a disposal of a business segment as defined by Accounting Principles Board Opinion No. 30 (APB
30). APB 30 treatment was adopted for the second quarter of 1999 and as such, the company's Form 10-Q filed on August 10, 1999 excluded results of the healthcare segment from continuing operations for both current and historical periods. This treatment will continue for future filings.

In the second quarter of 1999, the company completed the sale of its sunglass business, thus completing its exit from the eyewear segment. As explained in the company's Current Report on Form 8-K filed on July 12, 1999 (and which is herein incorporated by reference), this exit from the sunglass business also constituted the disposal of a business segment as defined by APB 30. APB 30 treatment was adopted for the second quarter of 1999 and as such, the company's Form 10-Q filed on August 10, 1999 excluded results of the eyewear segment from continuing operations for both current and historical periods. This treatment will continue for future filings.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information.

    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 26, 1999
    Unaudited Pro Forma Condensed Consolidated Statements of
    Earnings for the following periods:
         Six months ended June 26, 1999
         Six months ended June 27, 1998
         Year ended December 26, 1998
         Year ended December 27, 1997
         Year ended December 28, 1996

(c)  See Exhibit Index for a listing of exhibits.



                 PRO FORMA FINANCIAL INFORMATION
                           (UNAUDITED)

The following unaudited pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of earnings of Bausch & Lomb Incorporated have been prepared to illustrate the effect of the divestiture of its research laboratory animal and services business to DLJ Merchant Banking Partners II, L.P., and the sale of its hearing aid business to Amplifon, S.p.A.

The unaudited pro forma condensed consolidated balance sheet assumes that the divestitures were consummated on June 26, 1999. The unaudited pro forma condensed consolidated statements of earnings assume that the divestitures were consummated as of December 31, 1995. The pro forma adjustments, and the assumptions on which they are based, are described in the accompanying unaudited Notes to the Pro Forma Condensed Consolidated Financial Statements. Certain pro forma adjustments related to the disposal of the Eyewear segment are also described in the accompanying unaudited Notes.

These pro forma financial statements are based upon, and should be read in conjunction with, the historical consolidated financial statements and the related notes, which were previously reported on the company's 1996, 1997 and 1998 annual reports to shareholders on Form 10-K and the company's quarterly report on Form 10-Q for the quarter ended June 26, 1999, and which are incorporated herein by reference.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred if the divestitures had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position.


                               BAUSCH & LOMB INCORPORATED
                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                      June 26, 1999
                               DOLLAR AMOUNTS IN MILLIONS
                                       (UNAUDITED)
                                   As           Eyewear       Healthcare
                               Originally      Pro Forma      Pro Forma
                                 Filed        Adjustments     Adjustments     Pro Forma

ASSETS
Current Assets

Cash and cash equivalents       $  433.3              -          $ 308.5     (a) $  741.8

Other investments, short term      275.0              -                -            275.0
Trade receivables, net             409.2              -                -            409.2
Inventories, net                   248.0              -                -            248.0
Deferred taxes, net                 66.3              -                -             66.3
Other current assets               168.9              -                -            168.9
Net assets held for disposal
 - current                          94.4          (47.5)    (c)    (46.9)    (b)        -
                                 1,695.1          (47.5)           261.6          1,909.2

Property, plant and
 equipment, net                    524.4              -                -            524.4
Goodwill and other
 intangibles, net                  623.5              -                -            623.5
Other investments                  110.6              -             19.7     (a)    130.3
Other assets                       168.3              -             45.5     (a)    213.8
Net assets held for disposal
 - non-current                     168.0          (19.5)    (c)   (148.5)    (b)        -

Total Assets                    $3,289.9        $ (67.0)         $ 178.3         $3,401.2


LIABILITIES AND SHAREHOLDERS'
EQUITY
Current Liabilities

Notes payable                   $  256.1              -                -         $  256.1
Current portion of long-term
 debt                                2.7              -                -              2.7
Accounts payable                    66.8              -                -             66.8
Accrued compensation                67.5              -                -             67.5
Accrued liabilities                427.3              -                -            427.3
Income taxes payable               152.2              -                -            152.2
                                   972.6              -                -            972.6

Long-term debt, less current
 portion                           977.9              -                -            977.9
Other long-term liabilities         97.8              -                -             97.8
Minority interest                  224.9              -                -            224.9

Total Liabilities                2,273.2              -                -          2,273.2

Shareholders' Equity             1,016.7          (67.0)           178.3          1,128.0
Total Liabilities &
Shareholders' Equity            $3,289.9        $ (67.0)         $ 178.3         $3,401.2

See accompanying Notes to Condensed Consolidated Pro Forma
Financial Statements.

                               BAUSCH & LOMB INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                         FOR THE SIX MONTHS ENDED JUNE 26, 1999
                               DOLLAR AMOUNTS IN MILLIONS
                                       (UNAUDITED)
                                   As           Eyewear        Healthcare
                               Originally      Pro Forma       Pro Forma
                                 Filed        Adjustments     Adjustments     Pro Forma

Net customer sales            $ 843.2              -                -             $ 843.2

Costs and expenses:

Cost of products sold           339.9              -                -               339.9
Selling, administrative and
 general                        351.2              -                -               351.2
Research and development         45.9              -                -                45.9
                                737.0              -                -               737.0

Operating earnings              106.2              -                -               106.2

Other expense (Income):

Interest and investment
 income                         (18.0)             -                -               (18.0)
Interest expense                 48.3           (3.9)        (e)    -                44.4
Foreign currency                 (6.6)             -                -                (6.6)
                                 23.7           (3.9)               -                19.8
Earnings before minority
 interest & tax                  82.5            3.9                -                86.4

Income tax expense               29.7            1.4         (e)    -                31.1


Minority interest                 8.9              -                -                 8.9

Earnings from continuing
 operations                   $  43.9         $  2.5                -              $ 46.4

Earnings per share from
continuing operations:
 Basic                        $  0.77                                              $  0.81
 Diluted                      $  0.75                                              $  0.79

 Average shares outstanding:
 Basic                         57,002                                               57,002
 Diluted                       58,555                                               58,555

See Accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements.

                               BAUSCH & LOMB INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                         FOR THE SIX MONTHS ENDED JUNE 27, 1998
                               DOLLAR AMOUNTS IN MILLIONS
                                       (UNAUDITED)
                                   As          Eyewear        Healthcare
                               Originally     Pro Forma       Pro Forma
                                 Filed       Adjustments     Adjustments     Pro Forma

Net customer sales            $ 1,188.1       $(255.3)   (d) $ (166.9)    (d)  $ 765.9

Costs and expenses:

Cost of products sold             574.4        (137.1)   (d)    (92.4)    (d)    344.9
Selling, administrative and
 general                          474.4        (103.4)   (d)    (92.4)    (d)    322.3
Research and development           43.5          (6.2)   (d)     (1.8)    (d)     35.5
Purchased in-process research
 & development                     41.0             -               -             41.0
Restructuring charges              11.3          (5.9)   (d)        -     (d)      5.4
                                1,145.7        (252.6)         (144.0)           749.1

Operating earnings                 42.4          (2.7)          (22.9)            16.8

Other expense (Income):

Interest and investment
 income                           (20.7)            -             0.6     (d)    (20.1)
Interest expense                   51.7          (3.9)   (e)     (0.5)    (d)     47.3
Foreign currency                   (3.6)            -            (0.1)    (d)     (3.7)
Gain on divestitures              (56.0)            -            56.0     (g)        -
                                  (28.6)         (3.9)           56.0             23.5
Earnings before minority
 interest & tax                    71.0           1.2           (78.9)            (6.7)

Income tax expense                 27.4          (0.8)   (d)    (31.3)    (d)     (3.3)
                                                  1.4    (e)
Minority interest                  11.6          (1.4)   (d)     (0.5)    (d)      9.7

Earnings from continuing
 operations                   $    32.0        $  2.0           (47.1)         $ (13.1)

Earnings per share from
continuing operations:
 Basic                        $    0.58                                        $ (0.24)
 Diluted                      $    0.57                                        $ (0.24)

 Average shares outstanding:
 Basic                           55,560                                         55,560
 Diluted                         56,146                                         55,560

See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements.

                               BAUSCH & LOMB INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                          FOR THE YEAR ENDED DECEMBER 26, 1998
                               DOLLAR AMOUNTS IN MILLIONS
                                       (UNAUDITED)
                                   As           Eyewear       Healthcare
                               Originally      Pro Forma       Pro Forma
                                 Filed        Adjustments     Adjustments    Pro Forma

Net customer sales            $2,362.8        $(445.6)     (d) $(319.7)    (d) $1,597.5

Costs and expenses:

Cost of products sold          1,093.1         (244.7)     (d)  (186.2)    (d)    662.2
Selling, administrative and
 general                         917.0         (185.1)     (d)   (89.1)    (d)    642.8
Research and development          91.7          (11.4)     (d)    (3.7)    (d)     76.6
Goodwill impairment charge        85.0              -            (85.0)    (f)        -
Purchased in-process research
 & development                    41.0              -                -             41.0
Restructuring charges             11.3           (5.9)     (d)       -              5.4
                               2,239.1         (447.1)          (364.0)         1,428.0

Operating earnings               123.7            1.5             44.3            169.5

Other expense (Income):

Interest and investment
 income                          (45.1)             -              2.1     (d)    (43.0)
Interest expense                 100.8           (7.9)     (e)    (1.4)    (d)     91.5
Foreign currency                  (6.4)             -             (0.2)    (d)     (6.6)
Gain on divestiture              (56.0)             -             56.0     (g)        -
                                  (6.7)          (7.9)            56.5             41.9
Earnings before minority
 interest & tax                  130.4            9.4            (12.2)           127.6

Income tax expense                79.4            0.7      (d)   (37.9)    (d)     45.1
                                                  2.9      (e)

Minority interest                 25.8           (2.5)     (d)    (1.4)    (d)     21.9

Earnings from continuing
 operations                   $   25.2         $  8.3           $ 30.0           $ 60.6

Earnings per share from
continuing operations:
 Basic                        $   0.45                                           $ 1.09
 Diluted                      $   0.45                                           $ 1.08

 Average shares outstanding:
 Basic                          55,824                                           55,824
 Diluted                        56,367                                           56,367


See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements.

                               BAUSCH & LOMB INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                          FOR THE YEAR ENDED DECEMBER 27, 1997
                               DOLLAR AMOUNTS IN MILLIONS
                                       (UNAUDITED)
                                   As           Eyewear       Healthcare
                               Originally      Pro Forma       Pro Forma
                                 Filed        Adjustments     Adjustments    Pro Forma

Net customer sales            $1,915.7         $(482.9)    (d) $(324.1)    (d) $1,108.7

Costs and expenses:

Cost of products sold            884.7          (300.3)    (d) (183.8)     (d)    400.6
Selling, administrative and
 general                         743.8          (196.9)    (d)  (90.6)     (d)    456.3
Research and development          67.5           (13.7)    (d)   (4.0)     (d)     49.8
Restructuring charges             71.7           (26.7)    (d)   (5.9)     (d)     39.1
                               1,767.7          (537.6)        (284.3)            945.8

Operating earnings               148.0            54.7          (39.8)            162.9

Other expense (Income):

Interest and investment
 income                          (40.4)              -            1.3      (d)    (39.1)
Interest expense                  56.0            (7.9)    (e)   (1.1)     (d)     47.0
Foreign currency                  (6.6)              -           (0.3)     (d)     (6.9)
Litigation provision              21.0               -              -              21.0
                                  30.0            (7.9)         (90.1)             22.0
Earnings before minority
 interest & tax                  118.0            62.6          (39.7)            140.9

Income tax expense                45.6            19.7     (d)  (14.7)     (d)     53.6
                                                   3.0     (e)

Minority interest                 23.0            (1.1)    (d)   (1.6)     (d)     20.3

Earnings from continuing
 operations                   $   49.4         $  41.0        $ (23.4)         $   67.0

Earnings per share from
continuing operations:
 Basic                        $   0.89                                         $    1.21
 Diluted                      $   0.89                                         $    1.20

 Average shares outstanding:
 Basic                          55,383                                            55,383
 Diluted                        55,654                                            55,654


See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements

                               BAUSCH & LOMB INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                          FOR THE YEAR ENDED DECEMBER 28, 1996
                               DOLLAR AMOUNTS IN MILLIONS
                                       (UNAUDITED)
                                   As           Eyewear       Healthcare
                               Originally      Pro Forma       Pro Forma
                                 Filed        Adjustments     Adjustments    Pro Forma

Net customer sales            $1,926.8         $ (516.6)   (d) $ (343.6)   (d) $1,066.6

Costs and expenses:

Cost of products sold            872.3           (299.7)   (d)   (195.4)   (d)    377.2
Selling, administrative and
 general                         773.1           (201.7)   (d)   (105.6)   (d)    465.8
Research and development          75.5            (17.5)   (d)     (7.8)   (d)     50.2
Restructuring charges             15.1             (1.6)   (d)        -    (d)     13.5
                               1,736.0           (520.5)         (308.8)          906.7

Operating earnings               190.8              3.9           (34.8)          159.9

Other expense (Income):

Interest and investment
 income                          (42.8)               -             1.2    (d)    (41.6)
Interest expense                  51.7             (7.9)   (e)     (1.2)   (d)     42.6
Foreign currency                  (1.6)               -               -            (1.6)
Gain on divestiture               (1.5)               -             1.5    (d)        -
Litigation provision              16.1                -               -            16.1
                                  21.9             (7.9)            1.5            15.5
Earnings before minority
 interest & tax                  168.9             11.8           (36.3)          144.4

Income tax expense                63.7              1.4    (d)    (12.3)   (d)     55.8
                                                    3.0    (e)

Minority interest                 22.1             (0.1)   (d)     (1.8)   (d)     20.2

Earnings from continuing
 operations                   $   83.1         $    7.5        $  (22.2)       $   68.4

Earnings per share from
continuing operations:
 Basic                        $   1.48                                         $   1.21
 Diluted                      $   1.47                                         $   1.21

 Average shares outstanding:
 Basic                          56,299                                           56,299
 Diluted                        56,510                                           56,510


See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements

                   BAUSCH & LOMB INCORPORATED
 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
        DOLLAR AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA
                           (UNAUDITED)


Pro Forma Condensed Consolidated Balance Sheet Adjustments:

The unaudited pro forma condensed consolidated balance sheet assumes that the divestiture of the healthcare segment occurred as of June 26, 1999. The majority of the sunglass business was disposed of on June 26, 1999. Assumptions and adjustments to reflect the healthcare and eyewear segment disposals in the condensed consolidated balance sheet include:

(a) To reflect the estimated net cash proceeds and gain on the sale of the healthcare segment:

Sales price                                                     $465.0
Estimated cash taxes                                             (82.7)
Estimated costs resulting directly from the divestiture
including transaction fees, legal and accounting fees, foreign exchange losses related to a net investment hedge, and asset
write-offs                                                       (28.3)
Non-cash proceeds                                                (45.5)
Estimated net cash proceeds                                     $308.5
Net assets of healthcare segment as of June 26, 1999            (195.4)
12.5% cost based investment in CRL                                19.7
Non-cash proceeds                                                 45.5
Estimated after-tax gain                                        $178.3

For purposes of these pro forma statements, the company's assumption of certain healthcare obligations have been included in the estimated costs resulting directly from the sale of the healthcare businesses. These include $4.1 in taxes payable and $3.4 in accrued expenses.

In accordance with the Agreement, the company retains a 12.5% cost based-investment in CRL. For purposes of this statement the company's remaining investment in CRL has been calculated based on the net assets of CRL as of June 26, 1999.

(b) To reflect the disposition of the June 26, 1999 net assets held for disposal of the healthcare businesses.

(c) The sale of sunglass business units in certain non-U.S. locations has been deferred due to local regulatory and legal considerations, all of which should be resolved to enable closings to occur within 1-12 months of June 26, 1999. These pro forma adjustments are to reflect the ultimate closings of these locations.


Pro Forma Condensed Consolidated Statement of Earnings
Adjustments:

The unaudited pro forma condensed consolidated statements of earnings assume that the divestiture of the eyewear and healthcare segments occurred as of December 31, 1995, which was the first day of fiscal 1996. The unaudited pro forma condensed consolidated statements of earnings do not include any impact from the gain on disposal or costs related to the divestitures. The elimination of the eyewear and healthcare segment results of operations in adjustment (d) includes all revenues and costs reported historically by the divested businesses. Assumptions and adjustments to reflect the segment disposals in the pro forma condensed consolidated statements of income include:

 (d) To eliminate results of operations of the eyewear and healthcare segments from historical financial statements. For 1999, no eliminations are needed since the statement of earnings from continuing operations for the six months ended June 26, 1999 filed with Form 10-Q on August 10, 1999 excluded results of operations for both the healthcare and eyewear segments as these segments were reported as discontinued operations in the second quarter of 1999. For 1998, amounts for eyewear relate entirely to the sunglass product line while amounts reported in periods prior to 1998 also include results of the previously divested thin film technology business. For healthcare, all periods prior to 1999 include results for Charles River Laboratories, Miracle-Ear and the skin care business which was sold during 1998. Adjustments in 1996 also reflect results of the divested oral care and dental implant businesses, which were sold that year.

(e) To reflect the estimated impact on interest expense from use of after-tax proceeds on the sale of the sunglass business which reduces outstanding debt by $157.5 million. For purposes of these statements, interest savings have been reflected using an average rate of 5% per annum. A one-eighth of one percentage point change in the interest rate used for pro forma purposes would have the following impact on pro forma income from continuing operations:

                                                      Per
                                             Amount  Share
            Six months ended June 26, 1999   $   -    $  -
            Six months ended June 27, 1998       -       -
            Year ended December 26, 1998       0.1       -
            Year ended December 27, 1997       0.1       -
            Year ended December 26, 1996       0.1       -

Debt was not reduced as a result of the divestitures of CRL and Miracle-Ear, thus yielding no reduction in interest expense for any of the periods presented.

(f) To eliminate a fourth quarter 1998 impairment charge of $85 or $1.51 per share, with no associated tax benefit, related to the goodwill acquired as part of the Miracle Ear hearing aid business.

(g) To eliminate a pre-tax gain of $56 ($33 or $0.59 per share after tax) resulting from the sale the skin care business.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAUSCH & LOMB INCORPORATED






/s/ Stephen C. McCluski
Stephen C. McCluski
Senior Vice President and Chief Financial Officer

October 13, 1999


                          EXHIBIT INDEX
Exhibit No.    Description

2(a) Recapitalization Agreement among Bausch & Lomb Incorporated, Endosafe, Inc., CRL Holdings, Inc., Charles River Laboratories, Inc., Charles River Spafas, Inc., Bausch & Lomb International, Inc., Wilmington Partners, L.P., Bausch & Lomb Canada, Inc., CRL Acquisition LLC and DLJ Merchant Banking Partners II, L.P. dated as of July 25, 1999. Omitted schedules and exhibits to the Recapitalization Agreement as identified within the schedules and exhibit index of the agreement will be furnished supplementally to the Commission upon request.

2(b) Amendment No. 1 to Recapitalization Agreement dated as of September 29, 1999 by and among Bausch & Lomb Incorporated and CRL Acquisition LLC.

2(c) Investors' Agreement dated as of September 29, 1999 among CRL Holdings, Inc. and the several Stockholders from time to time parties hereto.

2(d)           Recap Co Subordinated Discount Note due 2010.